UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) August 20, 2010

Trimedyne, Inc.
(Exact name of registrant as specified in its chapter)

Nevada	0-10581	36-3094439
(State or other jurisdiction of incorporation	(Commission File Number)	(IRS Employer Identification No.)

25901 Commercentre Drive, Lake Forest, CA. 92630
(Address of principal executive offices)

(949) 951-3800
Registrant's telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 3.02  UNREGISTERED SALES OF EQUITY SECURITIES

On August 20, 2010, the registrant issued a secured convertible promissory note (“Note”) to its Chief Executive Officer and Chairman for cash proceeds of $500,000 to registrant. The Note matures on August 19, 2015, accrues interest at 6% per year and is payable at maturity, is convertible into shares of registrant’s common stock at $0.21 per share, and is secured by the assets of registrant. The registrant sold the Note exempt from registration under the Securities Act of 1933 pursuant to Section 4(2) thereof.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

Exhibits

4    Secured Convertible Promissory Note

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Trimedyne, Inc.

Dated: August 26, 2010	By:	/S/ MARVIN P. LOEB
Marvin P. Loeb
Chairman and Chief Executive Officer